FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Financial Risk Management [Abstract]
Corporate borrowings	$ 1,619	$ 610
Non-recourse borrowings in subsidiaries of the partnership	27,457	23,166
Cash and cash equivalents	(2,588)	(2,743)	$ (1,986)	$ (1,949)
Net debt	26,488	21,033
Total equity	13,000	11,337	$ 11,053	$ 6,494
Total capital and net debt	$ 39,488	$ 32,370
Net debt to capitalization ratio	67.00%	65.00%